Exhibit 10.3




                            SUBSCRIPTION AND FUNDING
                              COMMITMENT AGREEMENT


THIS SUBSCRIPTION AND FUNDING COMMITMENT AGREEMENT ("Agreement") is made and entered into in duplicate effective this 1st day of February, 2002, by and among Go Call, Inc., a Delaware corporation ("Parent"), and Phoenix ATM Service Inc., a Delaware corporation ("Company").

                                    RECITALS:

A.   The Parent  desires to provide  the  funding  necessary  to  reimburse  the
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Company for the fees and expenses incurred by the Company in connection with its formation and, additionally, the Parent desires to make available to the Company or pay, for and on behalf of the Company, any and all expenses and fees necessary or appropriate in connection with the (i) preparation and filing with the Securities and Exchange Commission ("Commission") and any and all other regulatory authorities, including, but not limited to, the National Association of Securities Dealers, Inc. ("NASD") and the securities administrators and
commissioners   of  the  various   applicable   states,   provinces   and  other
jurisdictions,  of a  Registration  Statement  on  Form  SB-2  and  any  and all
amendments,  documents,  agreements,   instruments,   correspondence  and  other
documents relating thereto in connection with the efforts of the Company to become a reporting issuer pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("Exchange Act"); and (ii) participation by the Company in the Over-The-Counter Bulletin Board electronic quotation service maintained by the NASD ("Bulletin Board); Additionally, the Parent desires to pay any and all legal fees, accounting fees, filing fees, courier expenses and other expenses incurred by the Company in connection with the foregoing; and the gathering of any and all appropriate information relating thereto.

B.   The Parent desires to acquire from the Company,  as  consideration  for the
--
funding contemplated by the provisions of Recital A specified above, 2,310,000 shares of the Company's $.001 par value common stock ("Shares"). The Company desires to issue to the Parent, as consideration for that funding, 2,310,000 shares of the Company's $.001 par value common stock. Those 2,310,000 shares shall be referred to in this Agreement as the "Shares".

(begin boldface)
NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT TO EACH OTHER AS FOLLOWS:
(end boldface)


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1.   Agreement  to  Subscribe   and  Provide   Funding.   a.  The  Parent  shall
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unconditionally  and  irrevocably  provide the funds necessary or appropriate to pay any and all expenses and fees incurred in connection with (i) the formation of the Company; (ii) the preparation and filing with the Commission and the NASD, any and all other regulatory authorities, including, but not limited to, and the securities administrators and commissioners of the various applicable states, provinces and other jurisdictions of a Registration Statement on Form
SB-2  and  any  and  all   amendments,   documents,   agreements,   instruments,
correspondence and other documents relating thereto in connection with the efforts of the Company to become a reporting issuer pursuant to the provisions of the Exchange Act; (iii) participation by the Company in the Bulletin Board;
(iv) any and all legal fees, accounting fees, filing fees and similar expenses incurred by the Company in connection with the foregoing; and (v) the gathering of any and all appropriate information relating thereto.

b.   The  Parent  hereby  irrevocably  and  unconditionally  subscribes  for and
--
purchases from the Company and the Company hereby agrees to unconditionally and irrevocably sell and issue to the Shares. The consideration for the Shares shall be, and hereby is, those funds provided by the Parent for the benefit of the Company pursuant to Section a of this Paragraph 1.

c.   THE  PARENT  UNDERSTANDS  AND  AGREES  THAT THE  PURCHASE  OF THE SHARES IS
--
ILLIQUID AND INVOLVES SIGNIFICANT SPECULATIVE RISK.

2.   Registration  Rights.  At such time as the Company proposes to register any
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of the Company's  securities  pursuant to the Securities Act of 1933, as amended
("Securities Act"), the Company will give written notice to the Parent of the Company's intention to effect such a registration not later than 30 days prior to the anticipated filing date. The Company shall include in such registration statement the Shares. The expenses of such registration shall be paid by the Parent.

3.   Indemnification. a. The Company shall indemnify to the most complete extent
--------------------- --
permitted by law, the Parent, the Parent's officers and directors and each person who controls the Parent (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact specified in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to specify therein a material fact required to be specified therein or necessary to make the information specified therein not misleading, except insofar as the same or caused by or contained in any information furnished in writing to the Company by the Parent especially for use therein or by the Parent's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished to the Parent with a sufficient number of copies of the same.

b.   In  connection  with any such  registration  statement,  the  Parent  shall
--
furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such registration statement or prospectus, and the Parent shall indemnify, to the most complete extent permitted by law, the Company, the Company's officers and directors and each person who controls the Company (within the meaning of the Securities Act and

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




Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of material fact required to be specified in such registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Parent.

4.   Capacity  and Status of the  Parent.  The Parent  has not been  formed,  or
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recapitalized for the specific purpose of purchasing the Shares.  The Parent has been duly formed and is validly existing in good standing pursuant the laws of the jurisdiction of its formation, with full and complete power and authority to enter into the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed, and delivered by the Parent and constitutes the valid, binding and enforceable agreement of the Parent.

5.   Independent  Investigation;  Access.  The Parent, in making the decision to
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purchase  the Shares,  has relied upon  independent  investigations  made by the
Parent regarding the Company and the proposed operations of the Company. The Parent has been furnished with all materials relating to the proposed business and operations of the Company. The Parent has received complete and satisfactory answers to any and all inquiries.

6.   Adequacy  of  Investigation.  The  Parent  acknowledges  that the Parent is
---------------------------------
acquiring the Shares after what the Parent deems to be adequate investigation of the business and prospects of the Company by the Parent.

7.   No Government  Recommendation or Approval.  The Parent  understands that no
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federal or state agency has passed on or made any  recommendation or endorsement of the Shares.

8.   Acquired Shares Not Registered;  Indefinite Holding. The Parent understands
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that the Parent must  accommodate  the  economic  risk of an  investment  in the
Shares for an indefinite period of time, because the Shares have not been registered pursuant to the Securities Act of 1933, as amended ("Securities Act"). Therefore, the Shares must be held by the undersigned unless the Shares are subsequently registered pursuant to the Securities Act or an exemption from such registration is available for the transfer of the Shares.

9.   No  Disposition of Shares Without  Securities  Law  Compliance.  The Parent
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shall  not  distribute  or  subdivide  the  Shares or to  offer,  sell,  pledge, hypothecate or otherwise transfer or dispose of any of the Shares in the absence of an effective registration statement pursuant to the Securities Act relating to such disposition, or an opinion of counsel, satisfactory to the Company and its counsel, to the effect that registration pursuant to the Securities Act is not required in respect of such transfer or disposition.

10.  Stop-Transfer and Legends of Certificates.  The Parent further  understands
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that a  stop-transfer  order will be placed on the  stock-transfer  books of the

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




Company respecting the certificates representing and evidencing the Shares, and such certificates shall specify, until such time as the Shares shall have been registered pursuant to the Securities Act or shall have been transferred in accordance with such an opinion of counsel, the following legends or ones substantially similar thereto:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THAT ACT, OR AN AVAILABLE EXEMPTION PURSUANT THERETO.

plus any legend that may be required pursuant to any applicable state law.

11.  Private  Offering  Exemption;  Reliance  on  Representations.   The  Parent
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understands  that the offer  and sale of the  Shares  are not  being  registered pursuant to the Securities Act in reliance on the "private offering" exemption provided by Section 4(2) of the Securities Act and that Company is basing its reliance on that exemption in part on the representations, warranties, and agreements specified in this Agreement.

12.  Indemnification.  Each party agrees to indemnify  and hold the other party,
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and  such  other   party's   officers,   directors,   stockholders,   attorneys,
accountants, agents, representatives or any other person who may be deemed to control such other party harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the above representations or warranties or the breach of any of the agreements specified in this Agreement, and this indemnification shall survive the purchase and sale of the Shares.

13.  Governing  Law.  This  Agreement  shall be governed by and  interpreted  in
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accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have signed this Agreement effective on the date specified in the Preamble of this Agreement.

Phoenix ATM Service Inc.,                       Go Call Inc.,
a Delaware corporation                          a Delaware corporation


By:                                             By:
      --------------------------                      --------------------------
Its:  Authorized Agent                          Its:  Authorized Agent





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